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[REPUBLIC BANK LOGO]


[REPUBLIC BANK LETTERHEAD]




                                                        December 22, 1994




Movie Star, Inc.
Attn.:  Clay Medley
136 Madison Avenue
New York, New York 10016


                                             RE:  MOVIE STAR INC. LINE OF CREDIT


Dear Mr. Medley:

Reference is made to the Line of Credit for Movie Star Inc., (the Facility), as set forth in our letter dated to you on October 7, 1994. The Company has requested that the Bank extend the expiration date of the Facility to June 30, 1995. Subject to the terms and conditions set forth herein and upon the acceptance by the Company, the Bank hereby agrees to extend the expiration date of the Facility to June 30, 1995 except as modified hereby all terms and conditions of our letter of October 7, 1994 shall be made in full force and effect. The following conditions shall apply to your Facility effective upon your acceptance of the additional conditions for the Facility on or before January 10, 1995.

1) For the six month period ending on December 31, 1994, the income before provision for income taxes shall not be less than $2.5 million and the deferred income tax benefit as reflected on your December 31, 1994 financial statement shall not be greater than $3.3 million.

2) Prior to March 3, 1995 you shall submit cash flow projection for the period from July 1, 1995 through December 31, 1995 which cash flow projection shall be acceptable to the Bank in its sole and absolute discretion.

3) On or before January 31, 1995, you will have retained the services of an outside consultant to assist you in reconstructing the management and operations of your business and such consultant shall have rendered a report, a copy which shall be furnished to the Bank on or before April 30, 1995.


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Please indicate your acceptance of the following by signature below.

                                                Very truly yours,


                                                /s/ Leonard Katzenstein, V.P.
                                                -----------------------------
                                                    Leonard Katzenstein
                                                    Vice President


/s/ Saul Pomerantz, Sr. V.P.
- - - - ----------------------------
    Saul Pomerantz, SVP
    Movie Star Inc.